77




                                   EXHIBIT 3.1
                                   -----------



           This is an Exhibit to the Form 20-F of Sinovac Biotech Ltd.
           -----------------------------------------------------------


                     Attached find the following materials:


                  Articles of Amendment dated October 21, 2003
                  --------------------------------------------


                               End of Exhibit 3.1

                                    ---------

                                     (SEAL)


                    FINANCIAL SERVICES REGULATORY COMMISSION
                               ANTIGUA AND BARBUDA

                                   CERTIFICATE

                            OF AMENDMENT OF ARTICLES


               Pursuant to Section 161 (1)(a) of the International
              Business Corporations Act, Cap. 222, the undersigned
                             hereby certifies that:


                             NET-FORCE SYSTEMS INC.
                             ----------------------


          By Special Resolution of the company dated October 8th, 2003 changed its name to:


                              SINOVAC BIOTECH LTD.
                              --------------------



                                        /s/ (illegible)
                                      ----------------------------------------
                                                 for Administrator
                                      Financial Services Regulatory Commission


REGISTERED

 (SEAL)

                                      Registered at St. John's Antigua,
                                      this 21st of October, 2003

                INTERNATIONAL BUSINESS CORPORATIONS ACT, CAP.222

                                     FORM 3

                              ARTICLES OF AMENDMENT

                                  (Section 164)




NET-FORCE SYSTEMS INC.                                          011949
.................................................................................
1.  Name of Corporation                                 2.  Corporation No.



.................................................................................
3.  The articles of the above-named corporation are amended as follows:


                                    ARTICLE I
                                    ---------

The name of the company is changed from NET-FORCE SYSTEMS INC. to SINOVAC BIOTECH LTD.


                                    ARTICLE V
                                    ---------
                                CORPORATE PURPOSE
                                -----------------

The existing Article is amended by deleting it in its entirety and by replacing it with the new "Corporate Purpose" clause detailed in the attachment hereto:



Oct. 20, 2003                  /s/ Lily Wang                   SECRETARY
.................................................................................
Date                              Signature                Description of Office



.................................................................................


For Ministry use only

.................................................................................
                                                                File


                                                      ..........................

                                    ARTICLE V
                                    ---------
                                CORPORATE PURPOSE
                                -----------------


     The objects for which the Company is established are:

a) To conduct any and all business activities permitted by the laws of the State of Antigua and Barbuda as an International Business Corporation.

b) To acquire and deal with any property, real or personal, to erect any buildings, and generally to do all acts and things which, in the opinion of the Company or the Directors, may be conveniently, or profitably, or usefully, acquired and dealt with, carried on, erected or done by the Company in connection with said property.

c) To generally have and exercise all powers, rights and privileges necessary and incident to carrying out properly the objects herein mentioned.

The Company shall not engage in International banking, Trust, Insurance, Betting and Bookmaking or any other activity which requires a License under the International Business Corporation Act.

The  company   shall  be  primarily   engaged  in  research,   development   and
commercialization of human vaccines for infectious diseases.